SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                  FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   December 19, 2003

FIRST AMERICAN CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Kansas
(State or Other Jurisdiction of Incorporation)

         0-25679                                 48-1187574
 (Commission File Number)            (I.R.S. Employer Identification No.)

	1303 S.W. First American Place
	Topeka, Kansas  66604
	(Address of Principal Executive Offices) (Zip Code)

	(913) 267-7077
	(Registrant's Telephone Number, Including Area Code)

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Item 5   Other Events

On December 19, 2003, First American Capital Corporation (the "Registrant") issued a newsletter (hereinafter referred to as "Newsletter") announcing current developments. The Newsletter is attached hereto and referenced as
Exhibit 99.1.



Item 7   Financial Statements and Exhibits.

	(c) The following exhibit is filed as part of this current report on Form 8-K.

	Exhibit Number	        Description

	99.1		        Newsletter

SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



				         First American Capital Corporation
				                         (Registrant)


Date    December 19, 2003        	By  /s/ Harland Priddle
				                (Signature)
				            Harland Priddle, Chairman
				            of the Board of Directors